Rule 497(e)

Registration Nos. 333-178767 and 811-22652

FIRST TRUST VARIABLE INSURANCE TRUST
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
(the “Fund”)
SUPPLEMENT TO THE PROSPECTUS DATED MAY 2, 2016
DATED OCTOBER 5, 2016
Notwithstanding anything to the contrary in the Fund’s Prospectus, the section in the Fund’s prospectus entitled “Distributions and Taxes-Automatic Reinvestment” is replaced in its entirety with the following:
“Dividends from net investment income, if any, are declared and paid semi-annually by the Fund in June and December. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by the Fund will be reinvested in the Fund.”
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE